Property, Plant and Equipment	12 Months Ended
Sep. 30, 2017
Property, Plant and Equipment
Property, Plant and Equipment

NOTE 6—PROPERTY, PLANT AND EQUIPMENT

Significant components of property, plant and equipment are as follows (in thousands):

September 30,	2017	2016

Land and land improvements	$16,139	$15,854
Buildings and improvements	52,625	49,856
Machinery and other equipment	73,235	68,001
Software	62,297	51,191
Leasehold improvements	13,298	9,432
Construction and internal-use software development in progress	23,156	8,150
Accumulated depreciation and amortization	(127,530)	(108,559)
	$113,220	$93,925

As a part of our efforts to upgrade our current information systems, early in fiscal 2015 we purchased new enterprise resource planning (ERP) software and began the process of designing and configuring this software and other software applications to manage our operations.

Costs incurred in the development of internal-use software and software applications, including external direct costs of materials and services and applicable compensation costs of employees devoted to specific software development, are capitalized as computer software costs. Costs incurred outside of the application development stage, or that are types of costs that do not meet the capitalization requirements, are expensed as incurred. Amounts capitalized are included in property, plant and equipment and are amortized on a straight-line basis over the estimated useful life of the software, which ranges from three to seven years. No amortization expense is recorded until the software is ready for its intended use.

Through September 30, 2017 we have incurred costs of $113.3 million related to the purchase and development of our ERP system, including $40.6 million, $45.2 million, and $27.5 million of costs incurred during fiscal years 2017, 2016 and 2015, respectively. We have capitalized $16.7 million, $20.3 million, and $16.0 million of qualifying software development costs as internal-use software development in progress during fiscal years 2017, 2016, and 2015, respectively. We have recognized expense for $23.9 million, $24.9 million, and $11.5 million of these costs in fiscal years 2017, 2016, and 2015, respectively, for costs that did not qualify for capitalization. Amounts that were expensed in connection with the development of these systems are classified within selling, general and administrative expenses in the Consolidated Statements of Operations.

Certain components of our ERP system became ready for their intended use and were placed into service on April 1, 2016 and on October 1, 2016 at which time the capitalized costs of developing those components were transferred into completed software and we began amortizing these costs over the seven year estimated useful life of these software components. We continue to capitalize costs associated with the development of other ERP components that are not yet ready for their intended use.

Our provisions for depreciation of plant and equipment and amortization of leasehold improvements and software amounted to $17.8 million, $11.0 million and $9.3 million in 2017, 2016 and 2015, respectively. Generally, we use straight-line methods for depreciable real property over estimated useful lives ranging from 15 to 39 years or for leasehold improvements, the term of the underlying lease if shorter than the estimated useful lives. We use accelerated methods (declining balance and sum-of-the-years-digits) for machinery and equipment and software other than our ERP system over estimated useful lives ranging from 5 to 10 years.